FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2011
FIXED ASSETS, NET
FIXED ASSETS, NET

6.                                      FIXED ASSETS, NET

Fixed assets consist of the following:

	December 31,
	2010	2011

Media display equipment	$19,008,051	$21,481,364
Computers and office equipment	1,946,109	3,162,839
Motor vehicles	446,815	587,191
Leasehold improvements	1,613,887	1,874,572

Sub-total	23,014,862	27,105,966
Less: accumulated depreciation and amortization	(8,706,981)	(13,468,214)
	$14,307,881	$13,637,752

Depreciation and amortization expense was $2,368,155, $4,345,512 and $4,777,754 for the years ended December 31, 2009, 2010 and 2011, respectively.

Included in media display equipment are assembly in progress of $1,159,568 and $2,243,574 as of December 31, 2010 and 2011, respectively.  These assets are expected to be placed in service in the following year.